3rd Quarter 2018 Earnings Investor Presentation November 7, 2018

DISCLAIMER Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered as forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; ability to achieve expected synergies and benefits and performance from strategic acquisitions; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Current and prior period market data presented herein reflects a restatement made by Nielsen during the quarter to increase the number of stores used to calculate convenience channel point of sale results. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”), Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted Earnings per Share (“Adjusted EPS”). Adjusted EBITDA, Adjusted Gross Profit, and Adjusted EPS exclude certain items included in the comparable GAAP financial measure. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Adjusted Gross Margin represents Adjusted Gross Profit divided by net revenues, Hostess Brands believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these non-GAAP financial measures to compare Hostess Brands’ performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EPS, and other non-GAAP measures differently, and therefore Hostess Brands’ non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Totals in this Investor Presentation may not add up due to rounding. 2

HOSTESS BRANDS – HIGHLIGHTS

ICONIC AMERICAN BRANDS DELIVERING NEW AND CLASSIC SWEET TREATS TO CUSTOMERS FOR GENERATIONS


Folks! Meet up with
TWINKIES
The Cloud-Light Finger Cakes with Real Banana Creamed Filling!
TWINKIES are made from whole eggs and fresh-ripened bananas!

CupCakes
HoHos
donettes
Ding Dongs
Twinkies
Zingers
Cloverhill

Twinkies
donettes
CupCakes
Ding Dongs

PETITES
Twinkies
Danish



KEY HIGHLIGHTS

LTM Net Sales: **$832m** **LTM Adj. EBITDA:** **$193m** **Adj. EBITDA Margin:** **23.2%**	Product Portfolio with Numerous **Iconic Brands**	**19% Market Share and Growing** in ~$6.7bn Sweet Baked Goods Category(1)	**Continuous Innovation to Drive Growth** Growing Faster Than the SBG Category	**Direct to Warehouse** Centralized Manufacturing & Distribution Model Driving Industry Leading Profitability	**Proven Platform** with Multiple Avenues of Growth including: - Innovation - Adjacent Categories - Acquisitions

Note: Financial data are for the last twelve months ("LTM") ended September 30, 2018 as reported. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See "Use of Non-GAAP Financial Measures" and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Adjusted EBITDA Margin is calculated by dividing LTM Net Sales by LTM Adjusted EBITDA.

(1) Market Share for the Company within the Sweet Baked Goods ("SBG")category per Nielsen U.S. total universe, 52 weeks ending 9/29/2018.

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CORE COMPETENCIES 4

HOSTESS BRANDS CORE COMPETENCIES WHAT DIFFERENTIATES US . . . Strong Brand Equity Significant Low Cost Cash Flow Model Continuous Collaborative Customer Innovation Partnerships Prioritize our anchor c-store channel through supply chain and in-store excellence 5

ICONIC BRANDS DELIVERING NEW AND CLASSIC SWEET TREATS BRANDS SINCE <50 RELAUNCH 50+ YEARS OLD 85+ YEARS OLD YEARS OLD Hostess® Brand 90%+ Awareness Source: Harmon Atchison, Awareness, Use and Status Perception Study, 12/8/14 6

STRONG MARKET POSITION AND GROWING IN THE SBG CATEGORY Market Share Point-of-Sale 19.0% $1.27 $1.19 $1.15 In Billions $1.05 17.7% 17.0% $6.75 $6.73 $6.70 15.9% $6.60 2015 2016 2017 2018 2015 2016 2017 2018 SBG Category POS * Source: Nielsen, Total Nielsen Universe for the SBG Category and the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 10/4/15, 10/1/16, 9/30/17 & 9/29/2018. Current and prior period market data presented herein reflects a restatement made by Nielsen during the quarter to increase the number of stores used to calculate convenience channel point of sale results. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. 7

COST EFFECTIVE, ADVANTAGED BUSINESS MODEL ENABLED BY WAREHOUSE DISTRIBUTION AND EFFICIENT SUPPLY CHAIN Our Business Model Generates Hostess Brands Disruption within the Supply Chain  Expanded distribution reach  Compelling retailer economics  Fast & scalable in-store merchandising capabilities  Close partnerships with third party distributors Established a best-in-class financial position Significant Leading Adj. EBITDA Adj. EBITDA margins to free Shelf-life Warehouse cash flow conversion(1) Technology model (1) Defined as (Adj. EBITDA – Capex) / Adj. EBITDA. 8

COLLABORATIVE PARTNERSHIPS WITH CUSTOMERS & RETAILERS ACROSS VARIOUS CHANNELS FOR SHARED GROWTH AND PROFIT 9

LEADER OF INNOVATION WILLINGNESS TO REVITALIZE AND DISRUPT UNDERINVESTED CATEGORIES Innovation within the Core Launch new flavors of iconic products to leverage the brand’s power and expand the core Innovation Attracting New Consumers Attract new consumers with premium innovation such as the Hostess Bakery Petites® premium snacking platform made with no artificial flavors or colors or high fructose corn syrup Innovation in Adjacencies Expand the Hostess® brands into new consumer segments to drive incremental growth 10

THIRD QUARTER HIGHLIGHTS

Q3 2018 HIGHLIGHTS CONTINUED GROWTH AHEAD OF SBG CATEGORY ➢ Point-of-sale increased 3.8% and market share grew 90 bps to 18.9%* ➢ Revenue growth of 9.7% driven by acquisition and organic growth across small- format and grocery channels offset by lower revenue within the mass channel ➢ Sequentially improved display space Enter Adjacent and units sold in mass channel Categories ➢ Launched new innovation - Hostess®- branded Breakfast Danishes and Jumbo Donettes® during Q3 and Totally Nutty™ in Q4 ➢ Completed market analytics, developed go-to-market strategy and socialized our multi-faceted approach to recover inflation with our customers to achieve meaningful margin improvement going forward * Point of sale and market share data for the 13 weeks ended 9/29/18 as compared to the comparable period in the prior year. Current and prior period market data presented herein reflects a restatement made by Nielsen during the quarter to increase the number of stores used to calculate convenience channel point of sale results. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. 12

GROWING SALES AND MARKET SHARE ACROSS MULTIPLE CHANNELS POS Change 4.6% 3.9% 0.3% 4.5% 516.0% (15.2)% In millions $ 160 140 Achieved over 4% Organic POS 120 Growth in 75% of the SBG 100 Category 80 60 40 Point of Sale DollarsSaleof Point 20 0 Convenience Grocery Drug Dollar Club Mass Q3 2017 POS $ Q3 2018 POS $ Market Share 25.6% 13.6% 43.4% 21.3% 15.7% 14.9% Market Share 1.9% 0.5% 2.4% (0.9)% 13.0% (2.1)% Change * Point of sale and market share data for the 13 weeks ended 9/29/18 as compared to the comparable period in the prior year. Current and prior period market data presented herein reflects a restatement made by Nielsen during the quarter to increase the number of stores used to calculate convenience channel point of sale results. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. 13

BUILDING A SOLID FOUNDATION FOR PROFITABLE GROWTH We are building a strong foundation Priorities for future growth by developing and enhancing our: ➢ Strengthen the Profitability of the Core ➢ Customer Relationships ➢ Adjust pricing & merchandising programs ➢ Pricing Capabilities ➢ ➢ Execute distribution & Innovation Platforms manufacturing opportunities ➢ Consumer, Customer and Market ➢ Accelerate Growth Insights ➢ Drive innovation agenda – ➢ Team including the expansion of the Breakfast Platform ➢ Effectively Manage Capital Structure ➢ Execute strategic acquisitions 14

TRANSFORMATIVE GROWTH BREAKFAST EXPANSION Accelerating Growth in the Breakfast Segment ➢ Hostess’ “Fair Share” development presents an incremental POS opportunity of over a ~$100 million ➢ Launch of Hostess® breakfast products have strong customer acceptance ➢ Accelerating Cloverhill® and Big Texas® brands Transformation Improving Capabilities and Driving Efficiencies ➢ Capital installation on-schedule for Q4 2018 ➢ Operational effectiveness improved and impacting profitability Long-Term – Expected to Generate Highly Accretive Revenue and EBITDA 15

Q3 2018 FINANCIAL RESULTS

CONSOLIDATED FINANCIAL RESULTS Q3 2018 Q3 2017 ($ in millions, except per share data) Net Revenue $211.0 $192.3 Adjusted Gross Profit $64.1 $78.4 Adjusted Gross Margin 30.4% 40.8% Adjusted EBITDA $40.1 $54.7 Adjusted EPS $0.10 $0.14 ➢ Net Revenue increase was driven by recently acquired breakfast brands and products ($18.9M) and organic growth across various channels, offset by a decline within the mass retail channel. ➢ Adjusted gross margin decline is primarily the result of the negative margins of the Cloverhill Business (630 bps) and rising inflation (330 bps), both of which are being mitigated by current actions. Cloverhill is in the process of being transformed through the launch of Hostess-branded products, capital investments and operational improvements. We are actively addressing inflation through a multi-faceted approach including price increases which will begin going into effect in December 2018. Note: Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 17

FULL-YEAR 2018 OUTLOOK UPDATED GUIDANCE Q2 Guidance Q3 Guidance ($ in millions, except ratio and per share data) Adjusted EBITDA $190 – $200 $185 - $190 Net Income $73 – $81 $83 - $87 Adjusted EPS $0.52 – $0.58 $0.52 - $0.55 Cash Flow from Operations $145 – $150 $140 – $145 Capital Expenditures $50 – $60 $50 – $60 Leverage Ratio 4.20x – 4.45x 4.50x – 4.60x Effective Tax Rate 20% – 21% 20% – 21% Note: Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. Reconciliations to the comparable GAAP measures are included in Exhibit 99.1 to the current report on Form 8-K filed with the Securities and Exchange Commission on November 7, 2018. 18

Appendix

NON-GAAP RECONCILIATIONS ADJUSTED EBITDA Three Months Twelve Months Three Months Ended Ended Ended $ in millions 9/30/18 9/30/18 9/30/17 Net income (loss) $11.2 $254.7 $16.1 Non-GAAP adjustments: Income tax provision 2.6 (89.5) 10.3 Interest expense, net 10.0 38.6 10.0 Depreciation and amortization 10.7 40.9 9.7 Share-based compensation 1.5 3.7 3.6 Tax receivable agreement remeasurement and gain on buyout – (65.9) 1.6 Acquisition and integration costs 3.5 5.4 – Loss on debt modification – 0.4 – Impairment of property and equipment – 1.4 1.0 Recovery on sale/abandonment of property and equipment – (0.2) – and bakery shutdown costs Special employee incentive compensation 0.7 2.3 – Other (0.1) 0.8 2.4 Adjusted EBITDA $40.1 $192.6 $54.7 20

NON-GAAP RECONCILIATIONS ADJUSTED GROSS PROFIT AND GROSS MARGIN Three Months Three Months Ended Ended ($ in millions) 9/30/18 9/30/17 Net revenue $211.0 $192.3 Cost of goods sold 150.6 113.9 Gross profit $60.4 $78.4 Gross margin 28.6% 40.8% Non-GAAP adjustments: Acquisition and integration costs 3.5 – Special employee incentive compensation 0.2 – Adjusted gross profit $64.1 $78.4 Adjusted gross margin 30.4% 40.8% 21

NON-GAAP RECONCILIATIONS ADJUSTED NET INCOME ATTRIBUTABLE TO CLASS A STOCKHOLDERS AND ADJUSTED EPS Three Months Three Months Ended Ended (in millions except share and per share data) 9/30/18 9/30/17 Net income attributed to Class A stockholders $7.9 $9.5 Non-GAAP adjustments: Tax receivable agreement remeasurement and gain on buyout – 1.6 Remeasurement of deferred taxes – 2.2 Impairment of property and equipment – 1.0 Special employee incentive compensation 0.7 – Acquisition and integration costs 3.5 – Gain on debt modification – 2.1 Tax impact of adjustments (0.9) (1.2) Non-controlling interest allocation of adjustments (0.9) (0.7) Adjusted net income attributed to Class A stockholders $10.3 $14.5 Weighted average Class A shares outstanding-diluted 102,963,080 105,418,566 Adjusted EPS $0.10 $0.14 22